UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2008 (July 11, 2008)
TRANSMETA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

000-31803	77-0402448

(Commission File Number)	(IRS Employer Identification No.)

2540 Mission College Boulevard, Santa Clara, CA	95054

(Address of principal executive offices)	(Zip Code)
(408) 919-3000

(Registrant’s telephone number, including area code)
NOT APPLICABLE

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.4225)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-3-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On July 11, 2008, Transmeta Corporation (“Transmeta”) entered into a settlement agreement and release (the “Settlement Agreement”) with entities and persons affiliated with Riley Investment Management LLC (collectively, the “Riley Group”), resolving all proxy matters and other issues relating to Transmeta.
     The Settlement Agreement provides, among other things, for the following:
•	Transmeta will promptly increase the total number of directors on its Board of Directors from seven to nine, divided evenly among its three Classes;

•	Transmeta’s Board of Directors will promptly elect J. Michael Gullard to join its Board of Directors as a director in Class I and appoint him to its Compensation Committee;

•	Transmeta will include Bryant R. Riley in its proxy materials as a nominee for election to its Board of Directors as a director in Class II and use its reasonable best efforts to cause Mr. Riley’s election to the Board of Directors at its 2008 annual meeting;

•	the Riley Group will vote their shares in favor of Transmeta’s slate of nominees for election to the Board of Directors at Transmeta’s 2008 annual meeting, and will not solicit proxies in connection with that meeting;

•	the Riley Group will abide by certain confidentiality and standstill obligations through the completion of Transmeta’s 2010 annual meeting, including an agreement not to acquire an aggregate beneficial ownership position of more than 13% of Transmeta’s outstanding common stock;

•	the Riley Group and Transmeta will file a joint stipulation to dismiss with prejudice the Riley Investment Management LLC shareholder derivative litigation against Transmeta’s directors and officers, with each party to bear its own fees and costs; and

•	a general mutual release of claims.
     The description of the Settlement Agreement in this report does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     On July 15, 2008, Transmeta issued a press release announcing the Settlement Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Exhibit Title or Description
10.1	Settlement Agreement and Releases, dated July 11, 2008, by and among Transmeta and the members of the Riley Group.

99.1	Press Release issued by Transmeta on July 15, 2008 announcing the Settlement Agreement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMETA CORPORATION
Date: July 15, 2008	By:	/s/ John O’Hara Horsley
John O’Hara Horsley,
Executive Vice President, General Counsel & Secretary

Exhibit Index

Exhibit
Number	Exhibit Title or Description
10.1	Settlement Agreement and Releases, dated July 11, 2008, by and among Transmeta and the members of the Riley Group.

99.1	Press Release issued by Transmeta on July 15, 2008 announcing the Settlement Agreement.